EXHIBIT 10.4
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                                                                January 29, 2002






Corey Horowitz, President
CMH Capital Management Corp.
885 Third Avenue, Suite 2900
New York, NY  10022

                  Re: Extension of CMH Consulting Agreement
                      -------------------------------------

Dear Corey:

           This letter will confirm that Network-1 Security Solutions, Inc. and CMH Capital Management Corp. have agreed to an extension of the Consulting Agreement, dated June 29, 2001 (which expired on December 29, 2001) for a period equal to the earlier (i) June 29, 2002 or (ii) three (3) months from the commencement of employment of a new Chief Executive Officer of Network-1.

           If the foregoing correctly confirms our understanding, kindly execute this letter agreement as provided below.

                                                 Very truly yours,

                                                 /s/ Murray P. Fish
                                                 -------------------------------
                                                 Murray P. Fish, President
                                                 and Chief Financial Officer

Agreed and Accepted:

CMH Capital Management Corp.


By: /s/ Corey M. Horowitz
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   Corey M. Horowitz, President